EXHIBIT 99.1

Building on Success Robert S. Shapard Executive Vice President and CFO Europe Investor Meetings September 15-19, 2003 Exelon Corporation

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those discussed herein as well as those discussed in Exelon Corporation's 2002 Annual Report on Form 10-K in (a) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Business Outlook and the Challenges in Managing Our Business for Exelon, ComEd, PECO and Generation and (b) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 19, ComEd-Note 16, PECO-Note 18 and Generation-Note 13, and (c) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. Forward-Looking Statements

What Is Exelon? * Includes AmerGen investment ** Operating capacity at 12/31/02; includes AmerGen and Sithe investments Sources: Company reports, Thomson Financial, Bloomberg

Operating Overview Generating capacity: 28,003 MWs owned 12,761 MWs contracted More than 60% of supply generated from nuclear About 65% of generation serves ComEd and PECO Energy 2002 Net Income of $0.4 billion (28% of Exelon) ComEd*: About 3.6 million electric customers Regulatory transition period through 2006 PECO*: About 1.5 million electric customers and 450,000 gas customers Regulatory transition period through 2010 * Exelon Energy Delivery (ComEd and PECO) 2002 Net Income of $1.3 billion

Total Return Comparisons 1/1/00 - 7/31/03 Source: Bloomberg

Accomplishments - Creating Real Value Provided average annual growth of 12% in operating EPS*, excluding one-time items, and 4.3% in dividends Retired $1.2 billion of transition debt and refinanced $2.8 billion of debt, resulting in total interest expense reduction of about $120 million Achieved 93.5% average annual nuclear capacity factor Improved energy delivery reliability by 26% in Outage Duration and 18% in Outage Frequency Since Exelon was created in late 2000: * See end of presentation material for reconciliation to GAAP EPS.

Building on Success Low-cost generation portfolio Large, stable retail customer base No material trading exposure Strong balance sheet Positioned to deliver sustainable annual earnings growth Experienced management to take Exelon to the next level of excellence - The Exelon Way

(1) Based on Exelon Generation's ownership and long-term contracts at 7/31/03, including AmerGen Energy Company, LLC; excludes investment in Sithe Energies, Inc. ECAR: 500 MW Contracted MAAC: 10,665 MW Total 10,415 MW Operating 250 MW Contracted MAIN: 20,164 MW Total 11,028 MW Operating 9,136 MW Contracted SPP: 795 MW Contracted SERC: 900 MW Contracted NPCC: 4,066 MW Operating ERCOT: 3,674 MW Total 2,494 MW Operating 1,180 MW Contracted Total: 40,764 MW (1) 28,003 MW Operating 12,761 MW Contracted Exelon Energy Delivery Retail Electric Customers 3.6M Northern Illinois 1.5M Southeastern Pennsylvania Optimize Supply Portfolio and Limit Market Risk

Industry in Transition Regulatory restructuring Capacity overbuild Volatile wholesale prices Standard Market initiatives

Support Functions - One Source New Model Business Units - One Model Operating Processes - One Approach Integrate/ Centralize Consolidate/ Align Standardize/ Simplify One Company, One Vision Characteristics Realign support resources Restructure the business units Optimize investments Standardize processes Simplify the business Create a culture of excellence Key Dimensions The Exelon Way Model

O&M and CapEx Targets ($ millions) 2004 Annual Impact O&M* CapEx Total GenCo $ 80 $ 65 $ 145 $ 115 $ 125 $ 240 EED 130 135 265 215 295 510 Total $ 210 $ 200 $ 410 $ 330 $ 420 $ 750 Cash Flow Summary 2004 Impacts GenCo $ 50 $ 65 $ 115 $ 71 $ 125 $ 196 EED 81 135 216 133 295 428 Total $ 131 $ 200 $ 331 $ 204 $ 420 $ 624 O&M CapEx Total 2006 Annual Impact O&M* CapEx Total Key Points Severance costs expected to occur in 3Q/4Q 2003 and most likely recur in late 2004/early 2005 for second stage reductions Anticipated staffing reduction target of ~1,200 by 2004 and 1,900 by 2006 Beyond severance, overall costs-to-achieve associated with information technology, facilities and third-party costs are not expected to be significant Savings targets are net of costs-to-achieve other than severance 2006 Impacts O&M CapEx Total * Pre-tax

Build Value through Consistent Profitability Operating Earnings Per Share* Time $4.50 $4.49 $4.30 $5.00 "Top End" $4.70 $4.85 $4.83 $4.45 $5.45 $5.15 $3.86 2000 2001 2002 2003E 2004E Note: Current 2003E EPS guidance is $4.80 to $5.00. * See end of presentation material for reconciliation to GAAP EPS.

Exelon Consolidated Key Assumptions

2002 Actual CTC Ent. Losses EBG Interest Sales MWG Options 2004 Gas EW_Infla Invisible dataset 4.65 4.65 4.8 4.94 5.01 5.13 5.09 5.09 Green 5 0.35 0.15 0.14 0.07 0.12 0.06 5.19 0.1 0.4 2003E Guidance 2004 E Gas Price Risks Exit Exelon New England ComEd CTC/RTO PECO CTC/Amort. Stop Enterprises Losses MW Gen Options Interest Exelon Way Other Risks and Opportunities +/- CTC Reset +/- Weather +/- Economy - Inflation Expected EPS Drivers $5.19 Sales Growth 2004 Operating EPS Guidance: $5.15 - $5.45 See end of presentation material for reconciliation to GAAP EPS

Exelon Consolidated Balance Sheet

Valuation Measures P/E Earnings per Share Earnings per Share Dividends Yield 2004E (X) 2-Yr CAGR 2000-2002A (%) 2-Yr CAGR 2002A-2004E (%) 5-Yr CAGR 1997-2002A (%) (%) Exelon 11.3 11.9 4.8 2.2 3.3 Entergy 13.0 10.5 4.9 -5.5 3.3 FPL Group 12.1 4.7 3.1 3.8 3.9 Dominion Res. 12.0 20.4 2.4 0 4.2 Southern 14.9 10.6 2.1 0.8 4.8 Cinergy 12.8 1.3 1.3 0.1 5.2 Progress Energy 10.9 12.5 0.3 3.0 5.4 DTE Energy 9.8 7.4 -3.5 0 5.8 AEP 12.7 3.5 -11.0 0 4.8 Duke Energy 12.9 -5.4 -15.3 0.2 6.3 Average 12.2 7.7 -1.1* 0.5 4.7 * 1.9% CAGR excluding AEP and Duke Sources: Thomson First Call, Bloomberg Note: P/E and yield statistics as of 905/03 A=Actual; E=Estimate; CAGR=Compound annual growth rate

Building on Success